SECURITY AGREEMENT

         THIS AGREEMENT made this 31st day of December, 2002, by and between R-DOC, LLC, a South Carolina limited liability company ("Debtor"); and HomeGold, Inc., a South Carolina corporation ("Secured Party");

         FOR VALUABLE CONSIDERATIONS, the receipt and sufficiency of which are acknowledged, and to secure that certain promissory note dated the date hereof in the amount of Eight Million Four Hundred Forty-Four Thousand Six Hundred Seventy-Nine 71/100 Dollars ($8,444,679.71) given by Debtor to Secured Party (the "Note") and the other present and future Obligations (as hereinafter defined), Debtor grants to Secured Party a security interest in the Collateral referred to below to secure payment of the Note and other obligations as set forth herein.

         1. For purposes of this Agreement, the following terms shall have the following meanings:

         "Accounts" shall mean and include all of Debtor's accounts, contract rights, chattel paper and instruments, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires any rights, including, without limitation, all present and future rights to payments for Inventory sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; proceeds of any letter of credit on which Debtor is beneficiary; and all forms of obligations whatsoever owing to Debtor, together with all instruments and documents of title representing any of the foregoing, all rights in any Inventory or services which any of the foregoing may represent, all rights in any returned or repossessed Inventory and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

         "Deposit Account" means a demand, time, savings, passbook, money market or other depository account, or a certificate of deposit, maintained by the Debtor with any bank, savings and loan association, credit union or other depository institution, but excluding any payroll account, other employee benefit account or trust account of the Debtor.

         "Equipment" shall mean and include all of Debtor's equipment and fixtures, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires any rights, including, without limitation, all furniture, tools, machinery, vehicles, rolling stock and trade fixtures, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

         "General Intangibles" shall mean and include all of Debtor's general intangibles, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires any rights, including, without limitation, all causes of action, choses in action, corporate or other business records, inventions, designs, patents, patent applications, service marks, trademarks,

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trademark  applications,  trade names, trade secrets,  goodwill,  registrations, copyrights, licenses, franchises, customer lists, vendor lists, tax refunds, tax refund claims, rights and claims against carriers and shippers, leases, reversions from any employee benefit plan, rights to warranty guaranty or
indemnification,   all  catalogs,   sales  promotion   literature,   advertising
materials,  management  information  systems,  software,  technology,  know-how,
specifications,   drawings,  processes,  quality  control  data  and  all  other intangible personal property of every kind and nature (other than Accounts).

         "Inventory" shall mean and include all of Debtor's inventory, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires any rights, including, without limitation, all inventory, merchandise and goods held by Debtor for sale or lease or to be furnished under any contract of service, or so furnished by Debtor, any and all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Debtor's business or are or might be used in connection with the manufacture, packing, shipping, advertising, inventory, merchandise and selling or finishing of such inventory, merchandise and goods, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of Debtor, and all documents of title or documents representing the same.

         "Investment Property" shall mean a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract, unit of ownership interest, or commodity account.

         "Letter-of-credit right" shall mean a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "Property" shall mean any real or personal property, plant, building, facility, structure, equipment or unit, or other asset owned, leased or operated by the Debtor or any subsidiary of the Debtor, including, without limitation, the Collateral.

         2. The collateral is described as follows:

         All Debtor's right, title and interest in and to all of the following property, or interests in property of Debtor, whether now owned or hereafter acquired or arising, howsoever evidenced, and wherever located: all Property, Accounts, Inventory, Equipment, Investment Property, Letter-of-credit rights and General Intangibles, all books and records pertaining to any of the foregoing, any other property of the Debtor not included in the foregoing, and all products and proceeds of any of the foregoing (including, without limitation, proceeds of any insurance policies issued relative to any Collateral)

herein referred to as the "Collateral."

         3. As additional security for the payment and performance of the Obligations, the Debtor grants to Secured Party a security interest in and assigns to Secured Party, all of the Debtor's right, title and interest in and to each Deposit Account of the Debtor and in and to any deposits or other sums at any time credited to such Deposit Account, including any sums in any blocked account or special lockbox account. In connection with the foregoing, the Debtor hereby authorizes and directs each bank or other depository at which a Deposit Account is maintained to pay or deliver to Secured Party upon its written demand therefor made at any time that a default as described in Section 12 below exists and without further notice to the Debtor (such notice being hereby expressly waived), all balances in each Deposit Account for application to Obligations then outstanding. The rights given Secured Party in this Section shall be cumulative with and in addition to Secured Party's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. The Debtor hereby irrevocably appoints Secured Party as its attorney to collect any and all such balances to the extent payment is not made to Secured Party by a bank or other depository after demand thereon is made by Secured Party.

         4. The obligations (herein the "Obligations") secured hereby include the obligations of Debtor to pay the principal of and interest on the Note according to its terms; to perform all other covenants and conditions contained in the Note and in this Agreement; and to pay all costs incurred by Secured Party to obtain, preserve and enforce this Agreement, collect the Obligations, and maintain and preserve the Collateral.

         5. The Debtor will keep and maintain, at its own cost and expense, satisfactory and complete books and records of and with respect to the Collateral and allow, without hindrance or delay, free and full access to such records and any other data relating to the Collateral, and Secured Party shall have the right at all reasonable times to examine the same and to audit, inspect, verify, check and make extracts or photocopies therefrom.

         6. Until all Obligations have been fully paid and satisfied and this Agreement has been terminated, the security interests and liens described herein shall continue in full force and effect and the Debtor shall perform any and all steps requested by Secured Party in its sole discretion, exercised in a commercially reasonable manner, to perfect and maintain such security interest and liens in such regard, including, without limitation, by executing and filing financing and continuation statements, and amendments thereof, in form and substance satisfactory to Secured Party, by executing and recording mortgages and deeds of trust in form and substance satisfactory to Secured Party, by delivering to Secured Party warehouse receipts covering that portion of the Collateral, if any, located in warehouses and for which warehouse receipts are issued, by taking such other steps as are deemed necessary by Secured Party in its sole discretion, exercised in a commercially reasonable manner, to maintain Secured Party's security interests in the Inventory, by placing notations on Secured Party's books of account to disclose Secured Party's security interest therein, by delivering to Secured Party all letters of credit on which the Debtor is named as a beneficiary and, in the case of any documents or instruments included in the Collateral, promptly delivering the same after the Debtor's receipt thereof to Secured Party, or causing the same to be held for the account of Secured Party by an escrow agent or other bailee or by causing a notation of Secured Party's liens to be made theron, or by some combination of the foregoing as Secured Party may request from time to time.

         7. The Debtor agrees not to assign, sell, mortgage, lease, transfer, or dispose of or abandon any part of the Collateral without the prior written consent of Secured Party, except in the ordinary course of business. Neither will the Debtor move the Collateral from any location to another without notice to and the prior written consent of the Secured Party, except in the ordinary course of business. Debtor shall have the right to pledge, encumber and grant security interests in the Collateral to other secured parties whose security interests in the Collateral are junior and subject and subordinate to those of Secured Party.

         8. The Debtor will make due and timely payment or deposit of all taxes, assessments or contributions required by law which may be lawfully assessed with respect to any of the Collateral and will deliver to the Secured Party on demand appropriate certificates attesting thereto. The Debtor will at its expense insure the Collateral in the name of and with loss or damage payable to the Secured Party as loss payee against loss or fire and extended coverage for theft, burglary, bodily injury and such other risks as the Secured Party may require from time to time, with such companies and in such amounts as may be required by the Secured Party to protect its security interest and cause the insurance policies to be delivered to Secured Party within thirty days after the beginning of each policy term. The Debtor will maintain the Collateral in good condition and repair. Debtor will allow inspection by the Secured Party upon reasonable notice.

         9. The Secured Party may at its discretion pay any amount or do any act which is required to be paid or done by the Debtor according to the provisions hereof and which Debtor fails to do or which is reasonably necessary for the protection of the Collateral. The Debtor will reimburse the Secured Party for any such sum, cost or expense that the Secured Party may so pay or incur, upon demand.

         10. If there shall be any default (a) in the payment of any sums due under the Note and such default is not cured within ten days from the due date, or (b) if there shall be default in any of the other Obligations and such default is not cured within fifteen days after written notice, then and in any of such events, without further notice, it shall be lawful for the Secured Party to declare the remainder of the sums and obligations secured hereby at once due, payable and performable.

         11. Upon default, the Secured Party shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code. In addition, the Secured Party may enter upon any premises whatsoever in which the Collateral may be located and take possession thereof and assemble and dispose of same at any place and time designated by the Secured Party at public or private proceedings.

         12. No extension or forbearance on Secured Party's part will be considered a waiver of any right. Any different understanding of any provision of this Agreement must be in writing to be effective.

         13. Notices will be deemed given on the date they are hand delivered or three days after they are mailed certified or registered, first-class postage prepaid, to the party at the addresses indicated below:

As to Debtor:                       R-DOC, LLC
                                    113 Reed Avenue
                                    Lexington, SC 29072
                                    Attention: Ronald J. Sheppard
                                    Fax: (803)

As to Secured Party:                HomeGold, Inc.
                                    1021 Briar Gate Circle
                                    Columbia, SC 29021
                                    Attention: Karen A. Miller
                                    Fax: (803)

         14. The Debtor shall be and remain liable for any Obligation remaining after crediting to the Debtor any net proceeds received by the Secured Party following exercise of any of its rights and remedies hereunder.

         15. The Debtor shall be liable for all costs incurred by the Secured Party in collecting any sums owed to the Secured Party under the Note or in otherwise enforcing the other Obligations (whether or not suit is brought), including, but not limited to, all reasonable attorneys' fees and expenses, court costs, and costs of consultants, appraisers and other advisors retained by the Secured Party. In the event of any default, the Secured Party may, in its own discretion, cure such default and, if it does so, any expenditures made for such purpose shall be added to the principal of the Note.

         16. The Debtor hereby agrees to indemnify, defend and hold the Secured Party harmless from and against any claim, suit, loss, liability, damage or expense (including attorneys' fees and expenses) resulting from or arising out of the Secured Party's relationship with the Debtor, except for any such claims resulting from the gross negligence or willful misconduct of the Secured Party. Any actual or threatened claim involving the Secured Party may be defended, compromised, settled or pursued by the Secured Party with counsel of the Secured Party's selection, but at the expense of the Debtor. The obligations contained in this paragraph 16 shall survive payment of the Obligation and shall survive any termination, release, or discharge executed by the Secured Party in favor of the Debtor or any other party.

         17. The provisions of this Agreement shall be deemed severable, and invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

         18. This Agreement shall be construed and enforced in accordance with the law of the State of South Carolina.

         19. This Agreement sets forth the entire agreement of the parties regarding the subject matter hereof. Any previous agreements or understandings of the parties regarding the subject matter hereof are merged into and are superseded by this Agreement.

         20. Except as otherwise provided in this Agreement, all representations, warranties, covenants, terms, conditions and provisions of this Agreement shall be binding and inure to the benefit of and be enforceable by the parties hereto and their legal successors and assigns.

         21. The principle that any ambiguity shall be construed against the drafter of an agreement shall not be applicable to this agreement, such that the agreement shall not be construed for or against one party or the other.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement under seal, the day and year first written above.

         R-DOC, LLC


         By: /s/ Ronald J. Sheppard
             -------------------------------
               Title:   CEO





         HOMEGOLD, INC.



         By: /s/ Forrest Ferrell
             -------------------------------
               Title:  CEO